UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2020

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	98-0475673 (IRS Employer Identification No.)

150 Pierce Rd., Itasca, IL 60143
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 Changes in Registrant’s Certifying Accountant.

On March 6, 2020, Kingsway Financial Services Inc. (the “Company”), with the approval of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), dismissed RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm.

RSM’s report on the Company’s financial statements for the fiscal year ended December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. RSM was not the Company’s independent registered public accounting firm, and did not issue a report on the Company’s financial statements, for any other fiscal year. During the fiscal years ended December 31, 2018 and December 31, 2019, respectively, and the subsequent interim period through March 6, 2020, there were no disagreements between the Company and RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. Additionally, during the fiscal years ended December 31, 2018 and December 31, 2019, respectively, and the subsequent interim period through March 6, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that, during the course of the audit of the Company’s financial statements for the fiscal year ended December 31, 2018, certain material weaknesses in the Company’s internal control over financial reporting were identified, as more particularly described in Item 9A to the Company’s 2018 Annual Report on Form 10-K, which material weaknesses have not yet been remediated. The Audit Committee discussed such material weaknesses with RSM, and the Company has authorized RSM to respond fully to the inquiries of the Company’s successor accountant concerning such material weaknesses.

The Company provided RSM with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that RSM furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of RSM’s letter, dated March 12, 2020, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.    Exhibit Description

16.1	Letter from RSM US LLP, dated March 12, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

March 12, 2020	By: /s/ Kent A. Hansen
Kent A. Hansen, Chief Financial Officer